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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
	Meeting Type:	Annual Meeting
NCR CORPORATION	For holders as of:	February 16, 2010
	Date: April 28, 2010	Time: 9:00 a.m. EDT
Location: NCR Corporation
Georgia Room
2651 Satellite Boulevard Duluth, Georgia 30096

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M20560-P89724

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
THE NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT 2009 ANNUAL REPORT ON FORM 10-K

  How to View Online:

  Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a   copy. Please choose one of the following methods to make your request:

                                1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

                                3) BY E-MAIL*:             sendmaterial@proxyvote.com

  *      If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.   Please make the request as instructed above on or before April 14, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and   follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M20561-P89724

Voting Items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors Class B Nominees: 01) Quincy Allen 02) Edward Boykin 03) Linda Fayne Levinson

The Board of Directors recommends you vote FOR the following proposal:

2. Ratify the appointment of independent registered public accounting firm for 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M20562-P89724

M20563-P89724

Source: Electronic delivery email

Date: March 18, 2010

In connection with the 2010 NCR CORPORATION Annual Meeting of Stockholders, this e-mail describes how to access proxy materials and vote by proxy.

Important Notice Regarding the Availability of Proxy Materials

GENERAL INFORMATION

You received this e-mail because our records show that (1) you are an employee of NCR CORPORATION who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive NCR CORPORATION communications and authorize your vote by proxy via the Internet.

This e-mail notification contains information specific to your holding(s) in the security identified below. We urge you to vote your shares. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

2010 NCR CORPORATION Annual Meeting of Stockholders

RECORD DATE: February 16, 2010

MEETING DATE: April 28, 2010

CUSIP NUMBER: 62886E108

If you hold multiple accounts, this e-mail represents all shares registered in your name.

CONTROL NUMBER: [12 digit number]

Internet site:

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/[12 digit control number]

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

•	If you are an employee of NCR CORPORATION, your PIN is the last four digits of your Social Security number.

•	If you are a stockholder who consented to receive annual meeting materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant stockholder materials in connection with the 2010 Annual Meeting can also be found at the following Internet site(s):

2010 Proxy Statement

https://materials.proxyvote.com/Approved/62886E/20100216/NPS_53674.PDF

2009 Annual Report on Form 10-K

https://materials.proxyvote.com/Approved/62886E/20100216/10K_53673.PDF

To cancel or change your enrollment profile, please go to http://enroll.icsdelivery.com/ncr.

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes)

AOL Users, please highlight the entire message before clicking the reply button.

Source: Telephone proxy voting script (1-800-690-6903)

Dates: March 15, 2010 – April 27, 2010

Hello. Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone to order to use this system and already have read the proxy statement and have made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

If you would like to vote as the Board recommends, press one. To vote on directors and proposals individually, press two.

[if press one]

Let me confirm; you have elected to vote as the Board recommends. If these elections are correct, press one; to vote again, press two; to hear your vote again, press 3.

[if press two]

If you wish to vote for all nominees, press one. To withhold all nominees, press two. To withhold specific nominees, press three.

You have voted [for all nominees/to withhold from all nominees/to withhold individually]. If this is correct, press one. If this is not correct, press two.

Proposal voting. There is one proposal to vote on. We are ready to accept your votes for proposal 02. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting. Let me confirm. You have voted: Nominees [    ]; Proposal 02 [    ].

If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction.

Source: Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates: March 15, 2010 – April 27, 2010

This is a secure internet site that will allow you to:

•	Submit your proxy voting instructions

•	View electronic versions of proxy voting materials

•	Sign up to receive future shareholder materials via email

•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 or 14 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.

•	Email Notification recipients can find the control number next to the label Control Number.

•	Notice of Internet Availability of meeting materials. Your control number is located in the box by the arrow.

Enter control number

[                            ]

[Submit]

NCR Corporation

•	View our shareholder material by choosing the option below.

•	Request material be sent to you by email or hardcopy at no charge by choosing the option below.

•	Vote by choosing the option below or vote by phone at 1-800-690-6903

Links to 2010 Shareholder Material(s)

Proxy Statement

10K Report

Request Copy of Shareholder Material(s)	Vote Your Shares
[Click Here]	[Click Here]

You may need Adobe Acrobat to view the documents listed above.

2010 Annual Meeting of Shareholders

Wednesday, April 28, 2010

For holders as of: 02/16/2010

CUSIP: 62886E-108

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy materials. Scroll down for proxy instructions and voting.

To vote via telephone call 1-800-690-6903.

PROXY BALLOT

NCR CORPORATION

2010 Annual Meeting of Shareholders

To be held on 04/28/2010 for holders of record as of 02/16/2010

NCR CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR NCR’S ANNUAL MEETING OF STOCKHOLDERS ON APRIL 28, 2010

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints William Nuti, Nelson Greene and Robert Fishman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of NCR that the undersigned is entitled to vote at NCR’s Annual Meeting of Stockholders to be held in Duluth, Georgia on April 28, 2010, and at any postponement or adjournment thereof, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including the matters described in the accompanying proxy statement. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with regard to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES OR THE TRUSTEES AND ADMINISTRATORS OF THE PLANS, AS THE CASE MAY BE, WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES “FOR” EACH OF THE NOMINEES FOR DIRECTORS, “FOR” EACH OF THE OTHER PROPOSALS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF YOU ARE AN NCR SAVINGS PLAN PARTICIPANT OR OTHER PLAN PARTICIPANT ENTITLED TO VOTE AT THE 2010 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT INDICATE YOUR CHOICES ON THIS CARD, THOSE SHARES WILL BE SO VOTED BY THE TRUSTEES OF SUCH PLANS.

Recommendations of the Board of Directors:

Choose this option if you would like to vote your shares with the recommendations of the Board of Directors. See below or refer to the proxy statement for details on the recommendations.

[Vote with the Board’s Recommendations]

Proposal(s)		Recommendations of the Board of Directors	Vote Options
01	DIRECTOR 1) QUINCY ALLEN 2) EDWARD BOYKIN 3) LINDA FAYNE LEVINSON	For	☐ For All Nominees ☐ Withhold All Nominees ☐ For All Except Selected Below 1) QUINCY ALLEN 2) EDWARD BOYKIN 3) LINDA FAYNE LEVINSON
02	RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.	For	☐ For ☐ Against ☐ Abstain

[Submit]         [Reset]

PROXY FINAL SUBMISSION

•	Please check all of the information below for accuracy.

•	If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

•	If your vote(s) are reflected correctly, click on the Final Submission button below.

2010 Annual Meeting of Shareholders

Wednesday, April 28, 2010

For holders as of: 02/16/2010

CUSIP: 62886E-108

Proxy Ballot:

You have voted as follows:

01.	DIRECTORS:

You Voted: [For/Withhold]

Proposal(s):

02.	RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2010.

You Voted: [For/Against/Abstain]

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here: [                            ]

Bottom of Form

[Final Submission]         [Back]